[PAYLESS LETTERHEAD]




                                 March 10, 2000


To Our Stockholders:

         It is my pleasure to invite you to our 2000 annual meeting of stockholders. This year it will be held on Wednesday, April 19, 2000, at 10:00 a.m., at the Payless Cashways, Inc. Store Support Center, located at 800 N.W. Chipman Road, Suite 5900, Lee's Summit, Missouri.

         With this letter, you will find the formal notice of the 2000 annual meeting, our 1999 Annual Report and our Proxy Statement for the 2000 annual meeting. When you have finished reading the Proxy Statement, please promptly mark, sign, and return to us the enclosed proxy card, to ensure that your shares will be represented. This year, you may also vote by telephone or over the Internet as indicated on the proxy card instructions.

         Please be advised that this year's format will be substantially different from our past meetings. As you may know, in the interest of saving time and expense, many public companies have moved the annual meeting location and simplified the meeting content as well. This year we will meet at our Store Support Center offices, eliminate all management presentations, and conduct only the formal business required at this meeting, the election of directors. Of course, if you have any questions, we will be available at the meeting, or throughout the year via the telephone or our web site: www.payless.cashways.com.

         We appreciate your continuing interest in our Company.

                                                     Thank you,

                                                     /S/Millard E. Barron

                                                     Millard E. Barron
                                                     President and
                                                     Chief Executive Officer

                                 [PAYLESS LOGO]

                               BUILDING MATERIALS

                        800 N.W. Chipman Road, Suite 5900
                        Lee's Summit, Missouri 64063-5717
                       ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             PAYLESS CASHWAYS, INC.

                            To Be Held April 19, 2000

To the Stockholders of PAYLESS CASHWAYS, INC.:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Payless Cashways, Inc. will be held at the offices of Payless Cashways, Inc., 800 N.W. Chipman Road, Suite 5900, Lee's Summit, Missouri, on Wednesday, April 19, 2000 at 10:00 a.m. for the following purposes:

         1. To elect three Class III directors to a term of three years each as set forth in the Proxy Statement.

         2. To transact such other and further business as may properly come before the meeting.

       The Board of Directors has fixed the close of business on February 21, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

Dated:  March 10, 2000

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /S/Gary D. Gilson


                                          Gary D. Gilson, Secretary
--------------------------------------------------------------------------------
You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet as indicated on the proxy card instructions. If you later desire to revoke your proxy, you may do so at any time before it is exercised.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

General Information for Stockholders

         In order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not the stockholder attends in person, proxies are solicited from stockholders by the Board of Directors of Payless Cashways, Inc. ("Payless" or the "Company"). When the enclosed proxy card is properly executed and returned or your proxy is given by phone or over the Internet, the shares represented will be voted by the persons designated as proxies, in accordance with the stockholder's directions. Stockholders may vote on a matter by marking the appropriate box on the card or, if no box is marked for a specific matter, the shares will be voted as recommended by the Board of Directors on that matter. You may also vote by telephone or over the Internet by following the instructions included with your proxy card.

         If your shares are held in "street name," you will need to follow the voting instructions on the form you receive from your broker or other nominee. The availability of telephone or Internet voting will depend on their voting processes.

         Management knows of no matters other than those set forth on the proxy card that will be presented for action at the Annual Meeting. Execution of the proxy, either by signing the proxy card, voting by telephone or over the Internet, confers on each of the persons designated as proxies the discretionary authority to vote the shares represented in accordance with their best judgment on any other business that may properly come before the meeting as to which the Company did not have notice prior to January 18, 2000.

         Any stockholder executing a proxy, by mail, by telephone or over the Internet, may revoke that proxy or submit a revised proxy at any time before it is voted. A stockholder may also vote by ballot at the Annual Meeting, thereby canceling any proxy previously returned as to any matter voted on by ballot. A stockholder wishing to name as his or her proxy someone other than those designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name(s) of the person(s) he or she wishes to have act as his or her proxy. In such case, it will be necessary that the proxy be delivered by the stockholder to the person(s) named, and that the person(s) named be present and vote at the meeting. Proxy cards on which alternate proxies have been named should not be mailed directly to the Company.

         Holders of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") at the close of business on February 21, 2000, the record date for the Annual Meeting (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on such date, a total of 20,000,000 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote on each matter to be presented at the Annual Meeting. It is expected that this Proxy Statement and the enclosed form of proxy will be mailed to the stockholders on or about March 10, 2000.

Matters to be Considered at the Annual Meeting

1.       Proposal No. 1 - Election of Directors

         The business and affairs of the Company are to be managed by or under the direction of a Board of Directors. Pursuant to the Certificate of Incorporation of the Company, the terms of the directors are divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as may be possible, of one-third the total number of directors constituting the entire Board of Directors, which currently is eight with one vacancy. There are currently three Class III directors standing for election. The current terms of the Class III directors, Class I directors and Class II directors expire in 2000, 2001 and 2002, respectively. At each Annual Meeting, successors to the class of directors whose terms expire at that Annual Meeting are elected for a 3-year term.

         At the Annual Meeting of Stockholders in 2000, three Class III directors are to be elected. The nominees listed below have been approved by the Board of Directors. It is the intention of the persons named as proxies in the accompanying form of proxy, unless such authority is withheld, to vote for the election of the nominees set forth below. In order to be elected a director, a nominee must receive a plurality of the votes of the shares present in person or represente by proxy at the Annual Meeting and entitled to vote in the election of directors. The abstention or failure to vote shares present at an Annual Meeting and broker nonvotes do not have the effect of a vote "for" or "against" a nominee.

         The nominees have consented to their nomination and have agreed to serve if elected. In case the nominees are not available for election for reasons not presently known to the Company, discretionary authority will be exercised by the proxies named in the enclosed form of proxy to vote for substitutes selected by the Board of Directors. Information regarding the nominees is set forth below.

                                                       Principal Occupation and
      Name                 Age                      Five-Year Employment History

Peter G. Danis             67       Non-Executive  Chairman  of  the  Board  of
First designated as                 Payless since December 1997;Chief Executive
a director: 1997                    Officer of Boise  Cascade  Office  Products
Class III                           Corporation  and  Executive  Vice  President
                                    of  Boise  Cascade Corporation from 1995 to
                                    April  1998;  President  of  Boise  Cascade
                                    Office Products  Corporation from  1995 to
                                    February  1998; served  in   various   upper
                                    management   positions  with  both     Boise
                                    Cascade Corporation and Boise Casca   Office
                                    Products  Corporation  since  1968;  and
                                    currently   a  director  of Boise    Cascade
                                    Office Products  Corporation.  Mr.Danis is a
                                    member  of  the Compensation   Committee  of
                                    the    Payless    Board   of      Directors.

David G. Gundling           49      President and  Chief  Executive  Officer  of
First designated as                 Hagemeyer P.P.S.  North America,  Inc. since
a director: 1997                    1997; President and Chief Operating Officer
Class III                           of Richfood  Pennsylvania, Inc. from 1996 to
                                    1997 and Executive Vice President and a director of Super Rite Corporation from 1987 to 1996. Mr. Gundling is Chairman of the Compensation Committee of the Payless
                                    Board of Directors.

Donald E. Roller            62      Acting Chief Executive  Officer of Payless
First designated as                 from January 1998 until June 1998; Executive
a director: 1997                    Vice  President - North American  Gypsum USG
Class III                           Corporation  from January  1996 to November
                                    1996; President and Chief Executive  Officer
                                    of United  States  Gypsum  Company  from
                                    January 1993 to November 1996; and currently
                                    a director of Boise Cascade  Office Products
                                    Corporation   and   Jacksonville    Saving
                                    Bank.  Mr.  Roller is Chairman of the Audit
                                    and   Finance  Committee  member  of   the
                                    Compensation Committee of the Payless Board of Directors.

       The Board of Directors unanimously recommends a vote "FOR" the proposal to elect the nominees as Class III directors of the Company.

         Information regarding the four directors who were previously designated and will continue to serve their terms is set forth below.

                                                       Principal Occupation and
      Name                  Age                     Five-Year Employment History

Millard E. Barron           50        President  and Chief  Executive Officer of
First designated as                   Payless  since June 1998;   President  of
a director: 1998                      Zellers,  Inc.  and   Executive    Vice
Class I                               President of Hudson's Bay  Company  from
                                      September  1996 to February  1998;  Senior
                                      Vice  President  and   Chief    Operating
                                      Officer  o  the International  Division of
                                      Wal-Mart  Stores,  Inc.  from August  1994
                                      to  September  1996;  Vice   President -
                                      Operations of Wal-Mart Stores,  Inc. from
                                      November  1992  to  August 1994;  and
                                      currently a director of American Homestar
                                      Corporation.

                                               Principal Occupation and
      Name                  Age              Five-Year Employment History

H.D. Cleberg                61        President and Chief  Executive  Officer of
First designated as                   Farmland  Industries, Inc.  since  1991.
a director: 1997                      Mr.  Cleberg  is a member  of the  Audit
Class I                               and Finance  Committee and a member of the
                                      Corporate  Governance  and     Nominating
                                      Committee  of  the  Payless   Board  of
                                      Directors.    Ms.   Renae   Gonner,    the
                                      Company's VicePresident-Marketing      and
                                      Advertising, is  Mr.   Cleberg's daughter.

Max D. Hopper               65        Founder and  principal  of Max D. Hopper
First designated as                   Associates,  Inc.,  a   consulting  firm
a director: 1997                      specializing in the  strategic use   of
Class II                              advanced  information  systems,    since
                                      January 1995;  retired Chairman of  The
                                      SABRE  Technology  Group and  Senior  Vice
                                      President  for  American  Airlines,   both
                                      units of AMR  Corporation;  and  currently
                                      a director     of  Gartner  Group,  Inc.,
                                      Metrocall, Inc., USDATA Corporation, Inc.,
                                      United   Stationers,     Inc.,      Exodus
                                      Communications, Inc., and Accrue Software,
                                      Inc. Mr. Hopper  is a  member  of  the
                                      Corporate  Governance  and      Nominating
                                      Committee  and  the  Audit   and   Finance
                                      Committee of the   Payless   Board   of
                                      Directors.

Peter M. Wood               61        Former  Managing  Director of J.P.  Morgan
First designated as                   & Co.,  Incorporated from 1986 until 1996;
a director: 1997                      and  currently  a director of  Middlesex
Class II                              Mutual  Assurance  Company  and Stone &
                                      Webster,  Incorporated.   Mr.  Wood  is
                                      Chairman  of  the   Corporate   Governanc
                                      and Nominating Committee and a  member  of
                                      the  Audit  and Finance  Committee  of the
                                      Payless      Board      of      Directors.

         The current Board of Directors (with the exception of Mr. Barron) took office December 2, 1997. Mr. Barron took office on June 17, 1998. During fiscal 1999, there were seven meetings of the Board of Directors. During fiscal 1999, each director attended 75% or more of all meetings of the Board of Directors and of the committees on which he served, except for Mr. Gundling who attended seven of ten meetings. In addition to attending Board of Directors and committee meetings during the year, the directors conferred with officers regarding corporate matters, performed independent research and analysis, and reviewed material submitted by management to the Board of Directors and committees for consideration and action.

Committees of the Board

         The Board of Directors currently has three standing committees. Their functions are described below:

         Compensation - The Compensation Committee reviews the compensation (wages, salaries, supplemental compensation and benefits) of the employees of the Company, approves compensation and benefit policies and plans, approves direct and indirect executive officer compensation, administers stock programs, and oversees the Company's executive development plan. The Committee also makes recommendations to the Board of Directors regarding election of executive officers and compensation and benefits for directors. During fiscal 1999, there was one meeting and one special meeting of the Compensation Committee. The members of the Compensation Committee are David G. Gundling, Chair; Peter G. Danis; and Donald E. Roller.

         Corporate Governance and Nominating - The Corporate Governance and Nominating Committee reviews the size, composition and effectiveness of the Board of Directors, including retention, tenure and retirement policies, criteria for selection of nominees to the Board of Directors, qualifications of candidates, and membership and structure of Board Committees. The Committee also reviews developments in corporate
governance generally    and    makes appropriate    recommendations   to   the
Board   of Directors.   The  Corporate  Governance   and Nominating  Committee
met   one time   during     fiscal  1999  and   recommended   to  the   Board of

Directors the combination of the Audit and Finance Committees. The members of the Company's Corporate Governance and Nominating Committee are Peter
M. Wood, Chair; H.D. Cleberg; and Max D. Hopper.

         Audit and Finance - In April of 1999, the Audit and the Finance Committees were combined to form the Audit and Finance Committee. This Committee monitors and reviews the adequacy of financial, operating and system controls, financial reporting, compliance with legal, ethical and regulatory requirements, and the performance of the external and internal auditors. The Committee serves as the conduit for communication between the Board of Directors and external and internal auditors. The Committee recommends to the Board of Directors the independent public accountants to conduct the annual examination of financial statements and also reviews the proposed scope and fees of the examination, as well as its results, and any significant, non-audit services and fees.

         The Committee also considers the financing requirements of the Company, reviews and makes recommendations to the Board of Directors with respect to acquisitions, divestitures, extraordinary capital expenditure requests, and significant changes in the capital structure of the Company, including the incurrence/defeasance of long-term indebtedness and the issuance/redemption of equity securities, and other major financial transactions.

         The Audit and Finance Committee met two times during fiscal 1999. The members of the Audit and Finance Committee are Donald E. Roller, Chair; H.D. Cleberg; Peter M. Wood; and Max D. Hopper. Prior to April, 1999, the Audit Committee, comprised of H. D.Cleberg, Chair; and Peter M. Wood, met one time.
The Finance  Committee was comprised  of  Donald E. Roller,  Chair;   David  G.
Gundling; and Max D. Hopper.

Compensation of Directors

         The Company pays each non-employee director (i) an annual directors' fee of $25,000, except that the Non-Executive Chairman is paid an annual fee of $100,000, payable quarterly, (ii) $1,000 for each meeting of the Board of Directors attended by the director, (iii) $1,000 for each committee meeting attended by the director and (iv) a $2,000 per diem for special matters undertaken on behalf of the Company at the request of the Chairman or the CEO. Committee chairs are paid an additional annual fee of $3,500.

         In October 1999, Non-Executive Chairman Peter G. Danis was granted options to purchase 30,000 shares of Common Stock and H.D. Cleberg, David G. Gundling, Max D. Hopper, Donald E. Roller and Peter M. Wood were each granted options to purchase 15,000 shares of Common Stock pursuant to the Payless Cashways, Inc. 1998 Omnibus Incentive Plan (discussed in the section entitled, "Report on Executive Compensation"). All such options have an exercise price equal to the fair market value of the Common Stock on the date of grant, and are subject to a four-year vesting schedule with one-fourth of the grant vesting on each anniversary from the grant date.

Compensation Committee Interlocks and Insider Participation

         Members of  the   Compensation  Committee of  the Company's  Board of
Directors during fiscal 1999 were David G. Gundling, Chair; Peter G. Danis; and Donald E. Roller. During a portion of fiscal 1998, Mr. Roller served as Acting Chief Executive Officer of the Company.

Performance Graph

         The graph set forth below compares the indexed total return on an investment in the Company's Common Stock against the Russell 2000 and the Standard and Poor's Retail (Building Materials) Index ("S&P Building Materials Index"). The graph is based on stock performance and assumes the reinvestment of any dividends. The period covered is December 2, 1997 (the date on which the Common Stock was first traded) through the Company's 1999 fiscal year end or the nearest practicable date.

         The current indices are presented in the following graph.

[GRAPHIC OMITTED]

                                  As of     As of    As of     As of     As of     As of     As of    As of      As of
                                12/2/97   2/28/98  5/31/98   8/31/98  11/30/98   2/28/99   5/31/99  8/31/99   11/26/99
                                ------    -------  -------   -------  --------   -------   -------  -------   --------
S>
Payless Cashways, Inc.(1).......$100.00....$86.73  $106.12    $54.07    $46.92    $73.47    $69.39   $57.14     $49.96
Russell 2000....................$100.00...$106.79  $105.58    $78.14    $91.97    $90.70   $101.43   $98.92    $104.99
S&P Building Materials Index....$100.00...$116.31  $143.00   $134.94   $171.58   $207.96   $197.53  $202.45    $252.79

         (1) Fiscal quarters and year end on a Saturday, therefore closest available date is utilized.

         The closing price on February 18, 2000 was $2.31 per share.

Report on Executive Compensation

         The Compensation  Committee is composed  entirely of directors who are
not executive  officers  of  the   Company.  The members  of  the  Compensation
Committee are Mr. Gundling, Chair; Mr. Danis; and Mr. Roller.

         The Committee is responsible, on behalf of the Board of Directors, for reviewing the compensation (wages, salaries, supplemental compensation and benefits) of the Company's executive officers, including approval of compensation and benefit policies, approval of direct and indirect executive officer compensation, administration of stock incentive programs, and oversight of the Company's executive development plan.

         The Compensation Committee believes that it is in the best interest of the Company's stockholders to attract, retain and motivate top quality executive officers by offering a competitive compensation package that establishes a relationship between executive pay and the enhancement of stockholder value.

         The Committee reviews its executive officer compensation program each year. Periodically, the Committee has engaged an independent, executive
compensation   consulting  firm  to   conduct  a  formal  study   to   determine
whether the Company's  compensation  program  is  competitive  with    executive
compensation   programs   of  comparable   companies    (including    building
Material  retailers, similarly-sized companies,  and  other  retail  companies).
In   connection with these  studies,   the   consulting  firm  has   reviewed
industry data obtained from national compensation survey in which the Company participates, including an annual compensation study published by an executive compensation consulting firm. In years in which a formal study is not completed, the conclusions of the mostrecent study are updated based on a survey of retail compensation trends published by executive compensation consulting firms, published wage and salary surveys, and inflation indices.

          Each year the Committee reviews the performance of the Company and approves an annual base salary and an annual incentive bonus opportunity for each executive officer consistent with the objectives set forth below. When appropriate, the Committee recommends incentive compensation awards pursuant to the Company's 1998 Omnibus Incentive Plan.

Annual Base Salary

         The Compensation Committee believes that annual base salaries of the Company's executive officers should be maintained at levels that are competitive with salaries at comparable companies. As a result, the Committee historically has set annual base salaries at approximately the 50th percentile of annual base salaries for executives in similar positions at comparable companies. Prior to the beginning of each fiscal year, the Committee reviews the performance of the Company and base salaries of executive officers, compares base salaries against those of comparable companies and determines pay adjustments, as appropriate. The performance criteria used by the Compensation Committee include the reporting responsibilities of each executive officer and corporate performance in terms of sales, earnings before interest, taxes, depreciation and amortization ("EBITDA"), income, operating goals and similar factors. The Compensation Committee does not employ any specific weighting of the performance criteria and application of the criteria is also dependent upon the position of the particular executive officer. When the Company entered into employment agreements with executive officers (discussed in the section entitled "Summary Compensation Table"), the annual base salaries under the agreements were established consistent with these criteria.

Corporate Management Incentive Plan

         The Committee establishes annual incentive bonus opportunities pursuant to the Company's Corporate Management Incentive Plan. Under the program, executive officers are entitled to receive bonus payments based upon the Company's achievement of EBITDA targets, as follows: (i) if the Company achieves 110% or more of the EBITDA target, then executive officers may receive as much as 150% of their incentive levels; (ii) if the Company achieves a minimum of 100% of the EBITDA target, then executive officers are entitled to receive 100% of their incentive levels; (iii) if the Company achieves a minimum of 90% of the EBITDA target, then executive officers may receive 50% of their incentive levels; and (iv) if the Company fails to achieve a minimum of 90% of the EBITDA target, then the Company will not pay any portion of the incentive levels. The Committee sets incentive levels for executive officers based on salary grade. Total cash compensation (base salary plus annual incentive bonus opportunity) for executive officers is intended to exceed the Company's established competitive levels (50th percentile of base salaries and incentives for executives in similar positions at comparable companies) when superior performance levels are achieved, i.e., performance which exceeds 100% EBITDA. During fiscal 1999, no incentives were paid because the minimum EBITDA target was not achieved.

1998 Omnibus Incentive Plan

         In January 1998, the Board of Directors adopted the Payless Cashways, Inc. 1998 Omnibus Incentive Plan (the "Plan") for the purposes of (i) giving the Company and its affiliates a competitive advantage in attracting, motivating and retaining employees and outside directors; (ii) more closely aligning the interests of the Company's employees with the interests of the Company's stockholders; and (iii) motivating the Company's employees to enhance the Company's value for the benefit of its stockholders. The Plan was amended and restated in February 1999. The Plan authorizes the Compensation Committee to grant employees and outside directors options (non-qualified stock options and, upon stockholder approval, incentive stock options), limited rights, dividend equivalents, restricted stock, performance shares, performance units (including performance-based cash awards), and other rights, interests or options relating to 2,400,000 shares of the Company's Common Stock. The Plan also authorizes the Committee to provide reload options in connection with options granted under the Plan.

Chief Executive Officer Compensation

         During fiscal 1999, the Board of Directors determined the compensation of Mr. Barron (in his capacity as Chief Executive Officer) using the criteria described above.

         The compensation of Mr. Barron, Chief Executive Officer of the Company consists of (a) an annual base salary, (b) an annual incentive cash bonus based on achievement of certain performance goals, and (c) options to purchase shares of the Company's Common Stock under the 1998 Omnibus Incentive Plan discussed above.

         In June 1999, based on annual base salaries for executives in similar positions at comparable companies, and based on objective and subjective evaluation of his accomplishment or progress toward accomplishment of short term and long term strategic and business plan goals, the Committee recommended and the Board of Directors approved an increase in Mr. Barron's annual base salary to $550,000 and a grant of options to purchase 60,000 shares of Common Stock. No adjustments were made to Mr. Barron's annual bonus.

Other Information

         Section 162(m) of the Internal Revenue Code generally limits deductions by publicly held corporations for federal income tax purposes to $1 million of compensation paid to each of the executive officers listed in the corporation's summary compensation table unless such excess compensation is "performance based" as defined in Section 162(m). The Company does not anticipate that any executive officer's compensation for fiscal 1999 will exceed $1 million for purposes of Section 162(m). Thus, it is the current intention of the Committee that all compensation paid under the executive compensation program will be tax deductible to the Company no later than in the year paid to each executive officer.

         The  Committee  will review from time to time the  potential  impact of
Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.

The Compensation Committee:         David G. Gundling - Chair
                                    Peter G. Danis
                                    Donald E. Roller

Summary Compensation Table

         The following table sets forth the compensation during each of the last three completed fiscal years for the Company's named executive officers who held the positions listed in fiscal 1999:

                                   ANNUAL COMPENSATION                   LONG-TERM COMPENSATION AWARDS
                      ----------------------------------------------- -- ------------------------------ -----------------
       (a)             (b)       (c)        (d)            (e)              (f)           (g)               (h)

                                                                        Restricted     Securities
    Name and                                           Other Annual       Stock        Underlying        All Other
 Principal Position    Year   Salary($)  Bonus($)(1) Compensation($)(2) Awards ($)   Options/ SARs(#) Compensation($)(3)
 ------------------    ----   ---------  ----------- ------------------ ----------   ---------------- ------------------

Millard E. Barron-     1999   498,077       ---               ---           ---           60,000             ---
  President, Chief     1998   246,412      83,819           8,654           ---          350,000             ---
  Executive Officer
  and Director (4)

David J. Krumbholz-    1999   212,000         ---             ---           ---           20,000           7,077
  Vice                 1998   206,424      28,800             ---           ---          100,000           2,004
  President-Store      1997   192,000      78,800             ---           ---              ---           1,901
  Operations

Kelly R. Abney-        1999   207,000         ---             ---           ---           20,000           6,981
  Vice President-      1998   192,135      25,500             ---           ---          100,000           2,095
  Logistics,           1997   134,692      94,625          13,613           ---              ---           2,909
  Replenishment and
  Facilities

Ronald D. Long -       1999   200,000         ---             ---           ---              ---          10,692
  Vice President-      1998   192,635      38,339             ---           ---           75,000           2,065
  Merchandising        1997   165,192     109,916             ---           ---              --              ---


James L.Deats- Vice    1999   175,000         ---          14,922           ---           20,000             ---
  President-Infor-     1998    20,192         ---             ---           ---           60,000             ---
  mation Systems(4)



(1) Except for $83,819 and $13,589, for Mr. Barron and Mr. Long in 1998, respectively, the amounts reflected in column (d) above represent the retention bonuses and success bonuses that were paid in December 1997 and June 1998, which are more fully described in the text below this table.

(2) The amounts reflected in column (e) above reflect a relocation allowance for (i) Mr. Barron for 1998, (ii) Mr. Abney for 1997, and
         (iii) Mr. Deats for 1999.

(3) All other compensation for fiscal 1999 consists of payments for vacation balances for Mr. Krumbholz, Mr. Abney and Mr. Long in the amounts of $4,077, $3,981 and $7,692, respectively. The Employee Savings Plan estimated contributions for 1999 are $3,000 for Mr. Krumbholz, Mr. Abney and Mr. Long, respectively.

(4)      Messrs. Barron and Deats were not employed  by  the Company in  fiscal
         1997.

         Millard E. Barron, David J. Krumbholz, Kelly R. Abney, Ronald D. Long and James L. Deats (the "Executives") have entered into employment agreements with the Company (the "Employment Agreements") as of December 1, 1999. The term of each Employment Agreement is one year unless sooner terminated pursuant to the terms of the Employment Agreement; provided, however that each Employment Agreement will be automatically renewed for an additional term of one year at the end of the initial term and each succeeding term, unless either the Company or the Executive serves notice on the other at least ninety (90) days prior to the expiration of the term, in accordance with certain specified procedures, that the party giving notice intends to end the Employment Agreement at the conclusion of the then-current term.

         If the Company terminates an Executive's Employment Agreement for "Cause" (as such term is defined in the respective Employment Agreement), the Employment Agreement and the Company's obligation to make further base salary and Incentive Compensation payments thereunder shall thereupon terminate and no severance is owed. If (i) the Executive terminates his Employment Agreement for
"Good  Reason"  (as  such  term  is  defined  in  the   respective  Employment
Agreement), (ii) the  Company   terminates  the  Employment  Agreement  without

"Cause," or (iii)the Employment Agreement terminates due to expiration, the Executive shall be entitled to the following severance benefits: (a) the Company shall continue to pay the Executive the Executive's base salary for a period of one year after the date the Executive's employment with the Company is terminated (the "Severance Period"); (b) in the event the Compensation Commit-tee determines that Incentive Compensation is to be paid in the year in which the Executive's employment is terminated, then at the discretion of the Chief Executive Officer, the Executive may receive Incentive Compensation prorated for the time during which services were rendered in the year of termination, at the rate determined by the Compensation Committee for the calculation of Incentive Compensation for that year; (c) during the Severance Period, the Company shall provide the Executive with medical, dental, vision and regular and supplemental life insurance coverage substantially similar to the cover-age that the Executive was receiving or entitled to receive immediately prior to the date of termination of the Executive's employment unless the Executive receives similar benefits elsewhere; and (d) the Company, at its expense, will provide to the Executive outplacement services up to a maximum of $30,000. If, however, the Executive's employment is terminated within twelve months with-out "Cause" as a result of a "Change of Control" (as defined in the respec-tive Employment Agreement), and if the Executive is not offered a comparable position by the Company, then the Severance Period shall be extended to the second anniversary of the date of the termination of employment, and the Executive shall be entitled to receive continued payments of base salary during the second year of the Severance Period. All severance benefits other than continued payments of base salary shall cease on the first anniversary of the termination of employment in the event of a Change of Control. In no event, however, is the Company required to provide base salary continuation or
other  severance  benefits if the Executive violates   his   confidentiality,
non-solicitation,    non-disparagement   or non-competition obligations.

         In the event of the Executive's death or if the Executive should become unable to perform the essential functions of his position, with or without reasonable accommodation by the Company, the Executive's Employment Agreement shall terminate, and the Executive shall not be entitled to receive severance benefits.

         In connection with the Company's Plan of Reorganization, and because of the difficulty of recruiting key employees to a debtor in a bankruptcy proceeding and the difficulty in general of recruiting in a tight labor market, the Company presented for the Bankruptcy Court's approval, and the Bankruptcy Court approved, an Amended Reorganization Retention Plan (the "Retention Plan") with respect to approximately 350 key employees, including David J. Krumbholz, Kelly R. Abney and Ronald D. Long. Pursuant to the Retention Plan, these employees were eligible for a retention bonus (the "Retention Bonus") if they
(i) were employed by the Company on the date of payment, and (ii) had performed at expectations measured against performance standards for their position. The Retention Bonus was paid in two equal installments on December 2, 1997 and June 5, 1998. Pursuant to the Retention Plan, certain executive officers, including David J. Krumbholz, Kelly R. Abney, and Ronald D. Long were also eligible for an additional discretionary bonus (the "Success Bonus") on the effective date of the Plan of Reorganization. The purpose of the Success Bonus was to give these executive officers an incentive to cause the effective date of the Plan of Reorganization to occur as early as possible, and the maximum total amount of the Success Bonus pool was designed to decrease in steps if the effective date did not occur by specified dates.

                                       Option/SAR Grants in Last Fiscal Year
                                                                                          Potential Realizable Value at
                                                Individual Grants                         Assumed Annual Rates of Stock
                                                                                           Price Appreciation of Option
                                                                                                     Term(3)
                           -------------- ---------------- --------------- ------------     ------------- --------------
            (a)                  (b)             (c)              (d)           (e)            (f)              (g)
                              Number of   Percent of Total
                              Securities     Options/SARs     Exercise or
                              Underlying      Granted to       Base Price
                             Options/SARs    Employees in       ($ /        Expiration
             Name            Granted (#)(1)   Fiscal Year     ($/Share)(2)     Date           5%($)            10%($)
            ----            --------------   ------------      --------        ----           ------           ------

Millard E. Barron               60,000          12.90%          1.5938      10/13/09         60,140            152,406

David J. Krumbholz              20,000           4.30%          1.5938      10/13/09         20,047             50,802

Kelly R. Abney                  20,000           4.30%          1.5938      10/13/09         20,047             50,802

Ronald D. Long                   ---             ---              ---          ---            ---                ---

James L. Deats                  20,000           4.30%          1.5938      10/13/09         20,047             50,802


(1)      The options were  granted  pursuant  to the  Plan.    Additional   Plan
         information is described in the section entitled, "Report on Executive Compensation."

(2) The exercise prices are equal to the fair market value of the Company's Common Stock on the date of the grant.

(3) The amounts listed under columns (f) and (g) illustrate values that might be realized upon exercise immediately prior to the expiration of the options' terms using 5 percent and 10 percent appreciation rates, compounded annually from the date of the grant to the stated expiration date of the options, and are not intended to forecast possible future appreciation, if any, of the Company's stock price.


               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values

          (a)                     (b)                 (c)                       (d)                          (e)

                                                                       Number of Securities         Value of Unexercised
                          Shares Acquired on                          Underlying Unexercised        In-the-Money Options/
          Name               Exercise (#)      Value Realized ($)   Options/ SARs at FY-End (#)     SARs at FY-End ($)(1)
          ----               ------------      ------------------   ---------------------------          ----------------
                                                                    Exercisable    Unexercisable     Exercisable  Unexercisable
                                                                    -----------    -------------     -----------  -------------

Millard E. Barron                  ---                 ---             87,500         322,500           13,250        39,750

David J. Krumbholz                 ---                 ---             25,000          95,000            2,650         7,950

Kelly R. Abney                     ---                 ---             25,000          95,000            2,650         7,950

Ronald D. Long                     ---                 ---             18,750          56,250            1,988         5,963

James L. Deats                     ---                 ---             15,000          65,000            9,825        29,475


(1) The value of unexercised in-the-money options is calculated by subtracting the exercise price from the closing price of the Company's Common Stock at fiscal year end, and multiplying the difference by the number of shares granted as options.

Retirement Program

  Pension Benefits

       The Payless Cashways Amended Retirement Plan ("Retirement Plan") (benefits under which were frozen June 17, 1999) is a defined benefit plan under which the annual pension benefits payable to employees, including officers, upon
normal   retirement   age  are  based  upon  both  service   credit  prior   to
December  1, 1989,  and   service  after  December 1,  1989  through  June 17,
1999. The normal retirement benefit for service prior to December 1, 1989, is the greater of 1) the product of (i) 1.25% of average compensation (the average for the five calendar years ending December 31, 1983), plus .9% of
that   average   annual  compensation   in   excess   of  the   individual's

"covered compensation" (a particular dollar amount which increases depending on the year of birth to 1950), multiplied by (ii) the number of years and fractional years of benefit service prior to December 1, 1983, or 2) the product of (i) 1% of average annual compensation (the average for calendar years 1986, 1987 and 1988), plus .5% of that average annual compensation in excess of the individual's "covered compensation" (a particular dollar amount which increases depending on the year of birth), multiplied by (ii) the number of years of benefit service prior to December 1, 1989. The normal retirement benefit for each year and fractional year of benefit service subsequent to December 1, 1989, through June 17, 1999, is the sum of (a) 1% of annual compen-sation for the year, plus (b) an additional .5% of annual compensation in excess of the "covered compensation" for the year.

       As of the end of fiscal 1999,  years of service  credited  pursuant to
the Retirement Plan were as follows:  Mr. Barron:  0, Mr. Krumbholz:  24,    Mr.
Abney:  7, Mr. Long: 16 and Mr. Deats:  0.  The  estimated    monthly   benefits
payable at age 65 under the Retirement Plan (computed as a straight single life annuity), based on actual credited service and compensation, is as follows for the executive officers named in the Summary Compensation Table above: Mr.
Barron: $0, Mr. Krumbholz: $3,059, Mr. Abney: $850, Mr. Long: $1,481 and Mr. Deats: $0.

  Certain Transactions

         Canadian Imperial Bank of Commerce and its affiliates ("CIBC") and Van Kampen American Capital Prime Rate Income Trust ("Van Kampen"), each of which beneficially owns in excess of 5% of the outstanding Common Stock, are or have been parties to the Amended and Restated Agreement, dated as of December 2, 1997, as amended by that certain Second Amended and Restated Credit Agreement dated as of November 17, 1999 (the "Credit Agreement"). The Credit Agreement provides for a term loan facility in the principal amount of approximately $109 million. CIBC, as consideration for its role as Coordinating and Collateral Agent under the Credit Agreement, received amounts in excess of $60,000 in agency fees under the Credit Agreement. In addition, pursuant to the terms of the Credit Agreement, CIBC and Van Kampen and other Lenders thereunder have been paid interest, commitment fees and letter of credit fees.

  Certain Beneficial Ownership

       The table below sets forth certain information, as of January 14, 2000, regarding the beneficial ownership of the Company's Common Stock by (i) each of the Company's directors and nominees, (ii) each person known by the Company to be the beneficial owner of 5% or more of each class of the Company's voting securities, (iii) each of the executive officers named in the table entitled "Summary Compensation Table" above and (iv) all of the Company's directors and executive officers as a group. As required by the rules and regulations of the SEC, the number of shares of Common Stock beneficially owned includes shares as to which a right to acquire ownership within 60 days exists, such as through the exercise of employee stock options and conversion of convertible securities.

Name and Address                                    Shares Beneficially
of Beneficial Owner                                          Owned                          Percent of Class
-------------------                                 -------------------                     ----------------

Millard E. Barron(1)                                        141,500                                0.7%

David J. Krumbholz(2)                                        41,302                                0.2%

Kelly R. Abney(2)                                            40,543                                0.2%

Ronald D. Long(3)(4)                                         34,318                                0.2%

James L. Deats(5)                                            15,000                                *

H. D. Cleberg(6)                                             37,413                                0.2%

Peter G. Danis(7)                                            74,500                                0.4%

David G. Gundling(4)                                         38,750                                0.2%

Max D. Hopper (4)(8)                                         33,750                                0.2%

Donald E. Roller(9)                                          68,750                                0.3%

Peter M. Wood(4                                              58,750                                0.3%

Name and Address                                    Shares Beneficially
of Beneficial Owner                                          Owned                          Percent of Class
-------------------                                 -------------------                     ----------------

Canadian Imperial Bank
     of Commerce(10)
     Commerce Court                                       1,257,340                                6.3%
     Toronto, Ontario  M5L 1A2

Van Kampen American Capital
     Prime Rate Income Trust(11)                          1,024,159                                5.1%
     One Parkview Plaza
     Oakbrook Terrace, IL  60181

All Directors and Executive Officers                        658,331                                3.3%
as a group (15 persons)(12)

---------------------------

 (1) Includes 87,500 shares subject to options.

 (2) Includes 40,000 shares subject to options.

 (3) Includes 18 shares held by the 401k plan.

 (4) Includes 33,750 shares subject to options.

 (5) Includes 15,000 shares subject to options. As of February 18, 2000, Mr. Deats had purchased an additional 5,000 shares, which are not reflected in the table.

 (6) Includes 33,750 shares subject to options and 3,663 shares owned by a trust for the benefit of Mr. Cleberg's wife of which he is trustee. As of
     February 18, 2000,  Mr.  Cleberg  had  purchased  an   additional   10,000
     shares, which are not reflected in the table.

 (7) Includes 67,500 shares subject to options.

 (8) As of February 18, 2000, Mr. Hopper had purchased an additional 12,000 shares, which are not reflected in the table.

 (9) Includes 63,750 shares subject to options.

(10) Based on a Questionnaire dated February 10, 2000, Canadian Imperial Bank of Commerce has sole voting power and sole dispositive power with respect to 1,257,340 shares.

(11) Based on a Questionnaire dated January 18, 2000, Van Kampen American Capital Prime Rate Income Trust has sole voting power and sole dispositive power with respect to 1,024,159 shares.

(12) Includes 546,250 shares subject to options.

*        Less than 0.1%.

  Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities to file, with the SEC, initial reports of ownership and reports of changes in ownership of stock and other equity securities of the Company. Officers, directors and beneficial owners of more than 10 percent of the Company's equity securities are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports and written representations of directors and executive officers that no other reports were required during 1999, all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than 10 percent of the Company's equity securities were complied with on a timely basis.

2.       Other Business

         As of the date of delivery of the text of this Proxy Statement to the printer, management knew of no other business that will be presented for action at the Annual Meeting. In the event that any other business should properly come before the meeting, it is the intention of the persons designated as proxies on the proxy card to take such action as shall be in accordance with their best judgment.

Other Information, Stockholder Proposals

         The Board of Directors, on the recommendation of the Audit and Finance Committee, has selected the firm of KPMG LLP as independent auditor to examine the financial statements of the Company for the fiscal year 2000. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         The Company currently plans to hold the 2001 Annual Meeting in the Kansas City, Missouri, metropolitan area on or around April 19, 2001. Management will appropriately consider all proposals from stockholders meeting the requirements set forth in the following paragraphs. When adoption of a proposal is clearly in the best interests of the Company and the stockholders generally, and does not require stockholder approval, the Board of Directors will usually adopt the proposal, if appropriate, rather than including the proposal in the Proxy Statement.

         A stockholder proposal may be considered at the Company's Annual Meeting in 2001 only if it meets the following requirements. First, the stockholder making the proposal must be a stockholder of record on the record date for such Annual Meeting, must continue to be a stockholder of record at the time of such meeting, and must be entitled to vote thereat. Second, the stockholder must deliver or cause to be delivered a written notice to the Company's Secretary. Such notice must be received by the Secretary no later than February 18, 2001. The notice shall specify (i) the name and address of the stockholder as they appear on the books of the Company, (ii) the number of shares of the Company which are beneficially owned by the stockholder; (iii) any material interest of the stockholder in the proposed business described in the notice; (iv) if such business is a nomination for director, each nomination sought to be made, together with the reasons for each nomination, a description of the qualifications and business or professional experience of each proposed nominee and a statement signed by each nominee indicating his or her willingness to serve if elected, and disclosing the information about him or her that is required by the Exchange Act, and the rules and regulations promulgated thereunder to be disclosed in the proxy materials for the meeting involved if he or she were a nominee of the Company for election as one of its directors; (v) if such business is other than a nomination for director, the nature of the business, the reasons why it is sought to be raised and submitted for a vote of the stockholders and if and why it is deemed by the stockholder to be beneficial to the Company, and (vi) if so requested by the Company, all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act. Notwithstanding satisfaction of the above, the proposed business may be deemed not properly brought before the meeting if, pursuant to state law or any rule or regulation of the SEC, it was offered as a stockholder proposal and was omitted from the proxy materials for the meeting.

         Pursuant to the Rules and Regulations of the SEC, stockholder proposals requested for inclusion in the Company's Proxy Statement must meet the following criteria: (i) the proponent must be a record or beneficial owner of at least 1% or $2,000 in market value of securities entitled to be voted on the proposal and must have held such securities for at least one year; (ii) the proponent may submit no more than one proposal; (iii) the proposal and any supporting statement together shall not exceed 500 words; (iv) proposals must be received by the Company's Secretary on or before the date provided in the Proxy Statement; and (v) the proposal must contain the name of the proposing stockholder(s) and a contact address. For stockholder proposals to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Stockholders, such proposals must be received by the Secretary of the Company on or before November 10, 2000.

         The Corporate Governance and Nominating Committee will consider persons recommended by stockholders as director nominees. In order to be eligible for nomination as a director by the Corporate Governance and Nominating Committee, a director nominee must be under the age of 70 at the date of the Annual Meeting of Stockholders at which such director would be elected. All letters of nomination should be sent to the Secretary of the Company and should include the nominee's name and qualifications and a statement from the nominee that he or she consents to being named in the Proxy Statement and will serve as a director
if  elected.   In   order   for   any   nominee   to  be   considered  by the
Corporate Governance and Nominating Committee and, if accepted, to be included in the Company's Proxy Statement, letters of nomination must be received by the Secretary of the Company on or before November 10, 2000.

         In addition to the solicitation of proxies by mail, officers or other employees of the Company, without extra remuneration, may solicit proxies by telephone or personal contact. The Company may retain a firm to assist in the solicitation of proxies from individual stockholders, brokers, nominees, fiduciaries and other custodians. The Company also will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will pay such persons for forwarding the material. All costs for the solicitation of proxies by the Board of Directors will be paid by the Company.

         The Company's Annual Report to Stockholders, including financial statements for the year ended November 27, 1999, is enclosed with this Proxy Statement.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /S/Gary D. Gilson

                                            Gary D. Gilson, Secretary

March 10, 2000

FRONT

                             PAYLESS CASHWAYS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


                             YOUR VOTE IS IMPORTANT!


You can vote one of three ways:

1.       Vote by Telephone.
2.       Vote by Internet.
3.       Vote by Mail.
                                VOTE BY TELEPHONE
Your Telephone vote is quick, easy and immediate. Just follow these easy steps:


1.       Read the accompanying Proxy Statement.
2. Using a Touch-Tone Telephone, call Toll Free 1-800-758-6973 and follow the instructions.
3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of the back-side of your proxy card.
4.       Follow the simple recorded instructions.


Please note that all votes cast by Telephone must be made prior to 5:00 p.m. Central Time, April 18, 2000.


Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated, and returned the proxy card.


      If you vote by  telephone,  please  do not  return  your proxy by mail.


                                VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

1. Read the accompanying Proxy Statement.
2. Visit our Internet voting site at http://www.umb.com/proxy and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, April 18, 2000.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.


      If you vote by  Internet,  please  do not  return  your proxy by mail.

                                  VOTE BY MAIL
To vote by mail, read the accompanying Proxy Statement then complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.


 IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET,  DETACH PROXY CARD AND RETURN.
-------------------------------------------------------------------------------

                             PAYLESS CASHWAYS, INC.
               800 N.W. Chipman Road, Lee's Summit, Missouri 64063
            This Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Millard E. Barron and Timothy R. Mertz, or either of them, as Proxy/Proxies, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Payless Cashways, Inc. held of record by the undersigned on February 21, 2000 at the Annual Meeting of Stockholders to be held on April 19, 2000, or any adjournment or postponement thereof. This Proxy revokes all prior Proxies given by the undersigned.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.


         1.       ELECTION OF DIRECTORS


                    FOR the nominees listed below       WITHHOLD AUTHORITY
                    (except as marked to the            to vote for all nominees
                    contrary below)                     listed below


                  Nominees:                 01       Peter G. Danis
                                            02       David G. Gundling
                                            03       Donald E. Roller

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
--------------------------------------------------------------------------------



         2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and all matters incident to the conduct of the meeting.

BACK


--------------------------------------------------------------------------------



         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such; if a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                 Dated: __________________________________, 2000


                                       -----------------------------------------
                                          Signature

                                       -----------------------------------------
                                          Signature if held jointly

                                       -----------------------------------------
                                       PLEASE MARK, SIGN, DATE AND RETURN THE
                                       PROXY CARD PROMPTLY USING THE ENCLOSED
                                       ENVELOPE
                                       -----------------------------------------





                                                                [Control Number]

                              [Payless Letterhead]



March 10, 2000



Dear MoneyBuilder Participant:

         As a participant in the Payless Cashways, Inc. Employee Savings Plan (the "MoneyBuilder Plan"), you have the right to direct the Trustee of the MoneyBuilder Plan how you wish the shares of the Company's common stock allocated to your MoneyBuilder account on February 21, 2000 to be voted at the Company's Annual Meeting of Stockholders scheduled for April 19, 2000. The only matter proposed in the Company's Proxy Statement to be voted upon at the Annual Meeting is the election of three directors.

         Enclosed are the following materials for you to consider and act upon:

1. The Company's Proxy Statement for the Annual Meeting of Stockholders;

2. Voting Instructions card for you to give directions to the Trustee as to the voting of the shares allocated to your account; and

3. The Company's Annual Report for 1999.

         After reviewing the enclosed materials, please complete, sign and return the enclosed Voting Instructions card to Securities Transfer Division, UMB Bank, N.A., P.O. Box 410064, Kansas City, Missouri 64179-0013 in the enclosed prepaid return envelope. UMB Bank, N.A. will tabulate the votes in order to permit the Trustee to vote the shares allocated to your account as you direct. If you do not sign and return the enclosed Voting Instructions card, the shares in your account will be voted in the same proportion as the shares with respect to which timely directions are received by the Trustee.

         The shares allocated to your account can be voted at the meeting only by the Trustee pursuant to your instructions. In order for your instructions to be followed, the enclosed "Voting Instructions" card must be received by April 17, 2000.

                                   Sincerely,

                                   /s/ Louise R. Iennaccaro
                                   ---------------------------------
                                   Louise R. Iennaccaro
                                   Chairperson of the Plan Committee

FRONT

                             PAYLESS CASHWAYS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


                             YOUR VOTE IS IMPORTANT!


You can vote one of three ways:

1.       Vote by Telephone.
2.       Vote by Internet.
3.       Vote by Mail.
                                VOTE BY TELEPHONE
Your Telephone vote is quick, easy and immediate. Just follow these easy steps:


1.   Read the accompanying Proxy Statement.
2. Using a Touch-Tone Telephone, call Toll Free 1-800-758-6973 and follow the instructions.
3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of the back-side of your proxy card.
4.   Follow the simple recorded instructions.


Please note that all votes cast by Telephone must be made prior to 5:00 p.m. Central Time, April 14, 2000.


Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated, and returned the proxy card.


      If you vote by  telephone,  please  do not  return  your proxy by mail.


                                VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:


1.   Read the accompanying Proxy Statement.
2. Visit our Internet voting site at http://www.umb.com/proxy and follow the instructions on the screen.


Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, April 14, 2000.


Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.


      If you vote by  Internet,  please  do not  return  your proxy by mail.


                                  VOTE BY MAIL
To vote by mail, read the accompanying Proxy Statement then complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.


IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET,  DETACH PROXY CARD AND RETURN.
-------------------------------------------------------------------------------

                  PAYLESS CASHWAYS, INC. EMPLOYEE SAVINGS PLAN
                               VOTING INSTRUCTIONS


Voting Instructions to:    The Chase Manhattan Bank, N.A. as Trustee of the
                           Payless Cashways, Inc. Employee Savings Plan

I hereby direct that the voting rights pertaining to shares of Payless Cashways, Inc. held by the Trustee and attributable to my account in the above-described plan shall be exercised at the Annual Meeting of Stockholders of the Company to be held April 19, 2000, or at any adjournment of such meeting, in accordance with the instructions below, to vote upon Proposal 1.


1.       ELECTION OF DIRECTORS


         01       Peter G. Danis                    For                 Withhold
         02       David G. Gundling                 For                 Withhold
         03       Donald E. Roller                  For                 Withhold

BACK



--------------------------------------------------------------------------------

 (See reverse side for matters to be voted on)

If you fail to give specific directions, or fail to return this instruction card, the shares allocated to your account will be voted by the Trustee in the same proportion as the shares for which timely directions are received by the Trustee and voted in such manner.

Please sign exactly as name appears below.

                                              Dated:______________________, 2000

                                              ----------------------------------
                                                         Participant's Signature

                                              ----------------------------------
                                              PLEASE MARK, SIGN, DATE AND RETURN
                                              THE PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE
                                              ----------------------------------


                                                                [Control Number]